UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 20, 2007

ASIAN FINANCIAL, INC.
(Exact name of registrant as specified in its charter)

000-27129
(Commission File Number)

Wyoming	91-1922225

(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

No. 3 Jinyuan Road
Daxing District Industrial Development Zone
Beijing, Peoples’ Republic of China
Post Code: 102600
(Address of principal executive offices, with zip code)

+86 10 6021 2222
(Registrant’s telephone number, including area code)

69930 Highway 111, Suite 100, Rancho Mirage, CA 92270
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a - 12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On February 20, 2007, Asian Financial, Inc. issued a press release announcing its financial results for the fiscal year ended June 30, 2006. A copy of the press release is furnished herewith as Exhibit 99.1.

The information in this Current Report, including the press release release, is being furnished and shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

ITEM 7.01 REGULATION FD DISCLOSURE

See Exhibit 99.2

ITEM 9.01(d) EXHIBITS

Exhibit No.	Description
99.1	Asian Financial Announces Strong Preliminary Results for FY 2006
99.2	Presentation Slides

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Asian Financial, Inc.

By:	/s/ Wenhua Guo
Wenhua Guo
Chief Executive Officer